Exhibit 99.1

Deutsche Bank Conference June 9, 2015 Kasper Jakobsen President & CEO

Safe Harbor Statement Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by the fact they use words such as “should,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe” and other words and terms of similar meaning and expression. Such statements are likely to relate to, among other things, a discussion of goals, plans and projections regarding financial position, results of operations, cash flows, market position, product development, product approvals, sales efforts, expenses, capital expenditures, performance or results of current and anticipated products and the outcome of contingencies such as legal proceedings and financial results. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations that involve inherent risks, uncertainties and assumptions that may cause actual results to differ materially from expectations as of the date of this presentation. These risks include, but are not limited to: (1) the ability to sustain brand strength, particularly the Enfa family of brands; (2) the effect on the company's reputation of real or perceived quality issues; (3) the effect of regulatory restrictions related to the company’s products; (4) the adverse effect of commodity costs; (5) increased competition from branded, private label, store and economy-branded products; (6) the effect of an economic downturn on consumers' purchasing behavior and customers' ability to pay for product; (7) inventory reductions by customers; (8) the adverse effect of changes in foreign currency exchange rates; (9) the effect of changes in economic, political and social conditions in the markets where we operate; (10) changing consumer preferences; (11) the possibility of changes in the Women, Infant and Children (WIC) program, or participation in WIC; (12) legislative, regulatory or judicial action that may adversely affect the company's ability to advertise its products, maintain product margins, or negatively impact the company’s reputation or result in fines or penalties that decrease earnings; and (13) the ability to develop and market new, innovative products. For additional information regarding these and other factors, see the company’s filings with the United States Securities and Exchange Commission (the SEC), including its most recent Annual Report on Form 10-K, which filings are available upon request from the SEC or at www.meadjohnson.com. The company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Factors Affecting Comparability – Non-GAAP Financial Measures This presentation contains non-GAAP financial measures, including non-GAAP net sales, EBIT, earnings, earnings per share information, and effective tax rates. Specified Items are terms included in GAAP measures, but excluded for the purpose of determining non-GAAP net sales, EBIT, earnings and earnings per share. In addition, other items include the tax impact on Specified Items. Non-GAAP net sales, EBIT, earnings and earnings per share information adjusted for these items is an indication of the company’s underlying operating results and intended to enhance an investor’s overall understanding of the company’s financial performance. In addition, this information is among the primary indicators the company uses as a basis for evaluating company performance, setting incentive compensation targets and planning and forecasting of future periods. This information is not intended to be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP. Tables that reconcile GAAP to non-GAAP disclosure are included in the Appendix. For more information: Kathy MacDonald, Vice President – Investor Relations Mead Johnson Nutrition Company 847-832-2182 kathy.macdonald@mjn.com June 2015 2

Our Mission and Core Beliefs 3 Our Mission: To Nourish the World’s Children for the Best Start in Life Our Core Beliefs: Good Nutrition early in life supports lifelong health. Informed Decisions: Parents want access to factual information to do what they believe is best for their babies and families. Empowering Women: Most mothers trust infant formula to support their baby’s nutritional well-being and their own work needs.

Our Commitment to Shareholders Economic Growth and Job Creation Increasing Number of Women in Workforce Middle Class and Dual-Income Families Emerge Increasing Spend on Premium Nutrition MJN Financial Ambition Trends Driving Growth Our ambition is to deliver Revenue growth within the top quartile of peer group Long-term earnings growth at or above the rate of revenue growth Dividend growth at or above the rate of EPS growth We plan to achieve this through Increased market share of core categories Revenue growth at or above category growth rate 4

Strategy for Growth Commitment to quality Investment in innovation and demand creation Focus on key consumer needs: Value-added specialty products Toddler nutrition Convenience Opportunistic external developments: Geographic reach Product/brand portfolio Capabilities Developing people 5 Category Drivers Innovation Global Diversification Financial Flexibility

Trends Driving Category Growth Economic Growth and Job Creation Increasing Number of Women in Workforce Middle Class and Dual-Income Families Emerge Increasing Spend on Premium Nutrition GDP Growth 2010-2014(1) Rise of Middle Class(2) IF-GUM Consumption (3) Low Growth High Growth 6 (1) Source: International Monetary Fund, World Economic Outlook Database, October 2014. Includes forward looking data. Countries outlined in gray represent where MJN does not have a significant presence. (2) Source: Company Research (3) IF-GUM: Infant Formula and Growing Up Milk. Sources: Volume consumption from ERC annual report (June 2015), excludes the Indian subcontinent. Births from CIA World Factbook (2014 estimates as of June 2014). Category Drivers Population in Billions Kilograms per Birth

Growth Fueled by Geographic Diversity* * Segment sales as a percentage of total company sales for 2014 7 North America / Europe 28% Asia 52% Latin America 20% Global Diversification Top Market Large Market Mid-Sized Market

Building Flexibility Near Term Challenges & Long-Term Potential 8 Expanding the Portfolio Tough Pricing Environment Hong Kong Civil disturbance Less Mainland China visitors Near term adverse sales impact Heightened Competitive Activities Introduced Fully-Imported Product in China The Netherlands The United States China / Hong Kong Global Diversification Example: Buy 3, Get 1 Free

China / Hong Kong

Evolving Channels

Global Diversification

Channels Shifting

Modern Trade	Hong Kong (includes cross-border)	Baby Stores	e-Commerce (includes cross-border)

Stable → Fast-Growing


WAL*MART
SUPERCENTER
沃尔玛购物广场






天猫 TMALL.COM
6.18强势入驻天猫

Driven by 100% Imported Product

Industry e-Commerce Sales*


% of total
C2C
B2C
2011
C2C
B2C
2014
B2C doubled in 3 years.

* Source: SmartPath

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10 China / Hong Kong A Path Forward with Fully Imported Products Global Diversification About WeChat Rapidly growing mobile application in Asia Delivers multiple customer engagement tools: Access to e-coupons Apply e-coupons to their online orders Pay for purchases (similar to PayPal)

Growth in a $4 Billion Market Births in Millions Birth Rate Improving(1) +1% Infant Formula Share Gains(2) Enfamil Value Share 11 Global Diversification Source: CDC, National Center for Health Statistics, National Vital Statistics System Source: Nielsen Total US XAOC: Infant (rolling 13-week) Source: MJN Proprietary Information United States Achieved #1 Market Share Breastfeeding Rates Rising(3) Breastfeeding Rates at Three Months of Age

United States

Global Diversification

Enfagrow: Category Opportunity

Improving Consumer Awareness[1]


Before
After
Awareness
Repeat

Growing Toddler Category[2]


Toddler as % of total category
4%
6%
26%
2008 (US)
...
2014 (US)
2014 (Europe)

Long-term Brain Benefits with DHA


Enfagrow
Nourishing milestones at every stage.™
85% of brain growth occurs in the first 3 years(3)
DHA is critical to brain development


Milligrams of DHA per day
Milk
Pediatrician Recommended(4)
MJN Stage Two(5)

(1) Source: MJN proprietary research. Before numbers provide a baseline for comparison. Before: Pre-advertising read, September 2013; After: Latest read, November 2014
(2) Source: Nielsen, IMS Toddler as a percentage of Infant-Children's Fortified Milks
(3) Source: Unicef.org
(4) Source: AFSSA (2010). Opinion of the French Food Safety Agency on the update of French population reference intakes (ANCs) for fatty acids. http://www.afssa.fr/Documents/ NUT2006sa0359EN.pdf.
(5) Based on two to three 8-oz. glasses per day.

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Our Ongoing Commitment to Innovation 13 Innovation New Singapore Pediatric Nutrition Institute held global scientific symposium during its first week Interactive Science Galleries focus on innovations in infant nutrition Sponsored publication of new textbook on “Nutritional Care of Preterm Infants” Singapore Facility Opened on Time and Under Budget

Innovation

NeuroComplete Blend Helps Support a Baby's Healthy Brain Development

The 4 Areas Pediatricians Check for Most:

- **Cognitive:** exploring or recognizing objects
- **Communication:** gestures, cooing and babbling
- **Social:** smiling, laughing and imitating
- **Motor:** crawling, rolling over and grasping

Improved Sustained Attention

Proportion of Time Spent in Sustained Attention (Overall Mean)


21% longer attention(1)
0 DHA (Control)
0.32 DHA
Total Fatty Acids (%)

Improved Problem Solving

% of Infants Who Achieved a Perfect Interaction Score


63% more successes(2)
0 DHA (Control)
0.32 DHA
Total Fatty Acids (%)

(1) Source: Colombo J et al. *Pediatric Research*, 2011. Study involved a specific measure of developing cognition, i.e. infant attention and visual habituation.
(2) Source: Drover JR et al. *Child Development*, 2009. Willatt's Means-End Problem Solving Test

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Our Commitment to Sustainability 15 2015 MJN Ranked* #10 2014 MJN Ranked* #90 Innovation * Source: The Newsweek Green Rankings, June 2015 and June 2014.

Financial Highlights

Gross Margin and EBIT Margin Trends * Numbers have been recast to reflect the 2014 change to pension accounting. See the company's SEC filings for further discussion. * The 2015 Estimate is as of April 23, 2015; guidance was provided in the company’s earnings release and/or earnings call. The comparable GAAP measure includes Specified Items, excluding unknown future mark-to-market pension adjustments. Gross Margin %* EBIT %* We intend to make incremental demand-generation investments in light of anticipated gross margin improvement in 2015. 17 Financial Flexibility

Continued FX Headwinds Source: Bloomberg The 2015 Estimate is as of April 23, 2015, the day of the company’s earnings call. 18 Local Currency Changes versus USD(1) (%) FX Impact on MJN 2015E(2) versus 2014 Euro China Canada Venezuela / Argentina All Other Malaysia Favorable Unfavorable Weaker US$ Stronger US$ Canada Mexico Malaysia Euro Thailand China

Gross Margin Benefit from Lower Dairy Prices 19 Dairy Singapore Spray Dryer Dairy Price* ($/kg) Gross Margin % Innovation Other Commodities & Conversion Costs Dairy Costs Impact Margins COGS Impact 2015 vs. 2014 2014 COGS * The 2015 Estimate is as of April 23, 2015; guidance was provided in the company’s earnings release and/or earnings call. The comparable GAAP measure includes Specified Items, excluding unknown future mark-to-market pension adjustments.

Cash Repatriation Will Impact Tax Rate (1) ETR = Effective Tax Rate * 2012 excludes a prior year’s tax benefit of $0.07 per share. Including this benefit, non-GAAP ETR was 24.8%. 2014 excludes a prior year’s tax benefit of $0.05 per share. Including this benefit, non-GAAP ETR was 22.5%. ** The 2015 Estimate is as of April 23, 2015; guidance was provided in the company’s earnings release and/or earnings call. The comparable GAAP measure includes Specified Items, excluding future unknown mark-to-market pension adjustments. Non-GAAP ETR(1) Outside U.S. U.S. Cash Balance $400 Mil. return of basis from abroad Drivers of Future ETR The need to repatriate cash to the US mitigates the tax benefit from the Singapore spray dryer. $ in Billions 20 Benefit of manufacturing profit from new Singapore spray dryer Repatriate cash from lower ETR markets to the U.S.

The 2015 Estimate is as of April 23, 2015; guidance was provided in the company’s earnings release and/or earnings call. GAAP EPS guidance is $3.79 to $3.89, which includes $0.11 per diluted share of specified items excluding future unknown mark-to-market pension adjustments. All years have been recast for the mark-to-market pension accounting change. Non-GAAP EPS +12% +7% +4% - 7% Sales Growth Constant Dollar +7% +9% +9% ~ +7% Reported +6% +8% +5% ~ +2% 21 +11% A History of Strong Sales and Earnings Growth

Our Commitment to Our Shareholders 22 Our Ambition: Deliver superior performance within the top quartile of peer group How will we do this? Revenue growth at or above category growth rate Long-term earnings growth at or above revenue growth rate GAAP EBIT Margin (2014) Reported Revenue Growth (2008-14)

Appendix 23

Reconciliation of GAAP to non-GAAP 24 1 Table may not foot due to rounding. 2 Prior to February 10, 2009, there were 170.0 million shares of common stock outstanding. The company issued an additional 34.5 million shares of common stock in the IPO. For Non-GAAP EPS, the diluted shares number of shares outstanding is 204.5 million through Q1 2009

Reconciliation of GAAP to non-GAAP 25

Thank you ! 26